UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________

Date of Report (Date of earliest event reported): May 1, 2015

PETROSHARE CORP.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	333-198881 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

7200 S. Alton Way, Suite B-220
Centennial, Colorado 80112
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

On May 1, 2015, PetroShare Corp. (the “Company”) was informed by its independent registered public accounting firm, StarkSchenkein, LLP (“StarkSchenkein”), that certain individuals have joined the practice of SingerLewak LLP (“SingerLewak”). As a result, StarkSchenkein resigned as the Company’s independent registered public accounting firm.

During the years ended December 31, 2014 and 2013, and the subsequent interim period through May 1, 2015, there were (i) no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with StarkSchenkein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to StarkSchenkein’s satisfaction would have caused StarkSchenkein to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K. Moreover, except as noted in the paragraph immediately below, the reports of StarkSchenkein on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

The report of StarkSchenkein on the Company’s financial statements as of and for the year ended December 31, 2014 contained an explanatory paragraph that noted there was substantial doubt as to the Company’s ability to continue as a going concern based on the Company’s nominal revenue, losses from operations and accumulated deficit as of the year then-ended.

The Company provided StarkSchenkein with a copy of the foregoing disclosure and requested StarkSchenkein to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by StarkSchenkein, dated May 6, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On May 6, 2015, the Board of Directors of the Company approved the engagement of SingerLewak as the Company’s independent registered public accounting firm to replace StarkSchenkein.

During the two most recent years ended December 31, 2014 and 2013, and the subsequent interim period through May 6, 2015, the Company has not consulted with SingerLewak regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by SingerLewak that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are filed with this report:

16.1	Letter from StarkSchenkein, LLP to the U.S. Securities and Exchange Commission, dated May 6, 2015.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: May 6, 2015	By: /s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit Number	Description of Exhibit

16.1	Letter from StarkSchenkein, LLP to the Securities and Exchange Commission, dated May 6, 2015.